Exhibit 10(k)(3)

AMENDMENT NO. 2
TO
ALLTEL CORPORATION PENSION PLAN
(January 1, 2001 Restatement)

WHEREAS, ALLTEL Corporation (the “Company”) maintains the ALLTEL Corporation Pension Plan, as amended and restated effective as of January 1, 2001, and as subsequently amended, (the “Plan”); and

WHEREAS, the Company desires further to amend the Plan;

NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan, effective as set forth herein, in the respects hereinafter set forth:

1.     Effective as of August 1, 2002, subparagraph (i) of paragraph (b) of Section 8.2 of Appendix OO to the Plan is amended by adding at the end thereof the following:

For an Employee who is described in Section 8.1 and to whom subsection (a) of Section 7.7 of this Appendix OO applies, subsection (a) of Section 7.7 of this Appendix OO shall be applied by taking into account amounts earned after December 31, 2002 in determining the Employee’s “Total Monthly Compensation” (as defined in and used for purposes of Article XXII of the Former Plan).

2.     Effective as of May 20, 2002, Table 1, Pension Band Classifications (Effective October 16, 2001) of Appendix MM of the Plan is amended by replacing the Pension Band of the Small Systems Technician to the following:

Job Classification	Pension Band

Small Systems Technician	12 (13 effective 05/01/02) (16 effective 05/20/02)

3.     Effective immediately following execution of an amendment to the ALLTEL Corporation Profit-Sharing Plan (the “PSP”) to exclude periods of employment with Accucomm Telecommunications Inc. prior to January 7, 2002 from counting as years of eligibility service under the PSP for determining eligibility to receive an allocation of forfeitures under the PSP for plan year 2002, Section 13 of the Plan is amended by adding the following Section 13.39 thereto:

13.39                       Employees of Accucomm Telecommunications Inc.

(a)                                  Effective Date — January 7, 2002.

(b)                                 Account - None.

(c)                                  Minimum Normal Retirement Pension - None.

(d)                                 Minimum Early Retirement Pension - None.

(e)                                  Minimum Disability Retirement Pension - None.

(f)                                    Minimum Deferred Vested Pension - None.

(g)                                 Minimum Death Benefit - None.

(h)                                 Prior Plan Offset - Not Applicable.

(i)                                     Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j)                                     Miscellaneous - See APPENDIX PP - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF ACCUCOMM TELECOMMUNICATIONS INC., which follows immediately hereafter.

APPENDIX PP
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
ACCUCOMM TELECOMMUNICATIONS INC.

Effective as of January 7, 2002, certain employees of Accucomm Telecommunications Inc. became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, effective January 7, 2002, the Plan is modified as set forth below with respect to active employees of Accucomm Telecommunications Inc. who became employees of the Controlled Group on January 7, 2002.

A.            Section 1.07 is modified by adding to the definition thereof the following:

                                                1.07PP                    “Basic Compensation” shall include only amounts earned on and after January 7, 2002.

B.            Section 1.14 is modified by adding to the definition thereof the following:

                                                1.14PP                    “Compensation” shall include only amounts earned after on and after January 7, 2002.

C.            Section 1.37(g) is modified as follows:

                                                1.37(g)PP               Vesting Service

(a)                                  A Participant’s eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i)                                     Service Prior to January 7, 2002:  An Employee’s period(s) of employment with Accucomm Telecommunications Inc. prior to January 7, 2002, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii)                                  Service From and After January 7, 2002:  In accordance with the provisions of Section 1.37(g).

(iii)                               Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D.            Section 1.37(d) is modified as follows:

                                                1.37(d)PP               Benefit Service

(a)                                  The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i)                                     Benefit Service Prior to January 7, 2002:  None.

(ii)                                  Benefit Service From and After January 7, 2002:  In accordance with the provisions of Section 1.37(d).

E.             Section 1.37(f) is modified as follows:

                                                1.37(f)PP                Eligibility Year of Service

(a)                                  A Participant’s Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i)                                     Service Prior to January 7, 2002:  An Employee’s period(s) of employment with Accucomm Telecommunications Inc. prior to January 7, 2002, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii)                                  Service From and After January 7, 2002:  In accordance with the provisions of Section 1.37(f).

(iii)                               Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

4.     Effective immediately following execution of an amendment to the ALLTEL Corporation Profit-Sharing Plan (the “PSP”) to exclude periods of employment with CenturyTel, Inc. prior to August 1, 2002 from counting as years of eligibility service under the PSP for determining eligibility to receive an allocation of forfeitures under the PSP for plan year 2002, Section 13 of the Plan is amended by adding the following Section 13.40 thereto:

13.40       Employees of CenturyTel, Inc.

(a)                                  Effective Date — August 1, 2002.

(b)                                 Account - None.

(c)                                  Minimum Normal Retirement Pension - None.

(d)                                 Minimum Early Retirement Pension - None.

(e)                                  Minimum Disability Retirement Pension - None.

(f)                                    Minimum Deferred Vested Pension - None.

(g)                                 Minimum Death Benefit - None.

(h)                                 Prior Plan Offset - Not Applicable.

(i)                                     Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j)                                     Miscellaneous - See APPENDIX QQ - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF CENTURYTEL, INC., which follows immediately hereafter.

APPENDIX QQ
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
CENTURYTEL, INC.

Effective as of August 1, 2002, certain employees of CenturyTel, Inc. became employees of the Controlled Group.  Certain employees of CenturyTel, Inc. became employees after August 1, 2002, however, to the extent they transferred employment pursuant to the Purchase Agreement, between CeturyTel, Inc. and ALLTEL effective

July 31, 2002, the special provisions of this section shall apply by substituting the date of their transfer of employment for August 1, 2002.

Notwithstanding any other provision of the Plan, effective August 1, 2002, the Plan is modified as set forth below with respect to active employees of CenturyTel, Inc. who became employees of the Controlled Group on August 1, 2002.

A.            Section 1.07 is modified by adding to the definition thereof the following:

                                                1.07QQ                   “Basic Compensation” shall include only amounts earned on or after August 1, 2002.

B.            Section 1.14 is modified by adding to the definition thereof the following:

                                                1.14QQ                   “Compensation” shall include only amounts earned on or after August 1, 2002.

C.            Section 1.37(g) is modified as follows:

                                                1.37(g)QQ              Vesting Service

(a)                                  A Participant’s eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i)                                     Service Prior to August 1, 2002:  An Employee’s period(s) of employment with CenturyTel, Inc. prior to August 1, 2002, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii)                                  Service From and After August 1, 2002:  In accordance with the provisions of Section 1.37(g).

(iii)                               Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D.            Section 1.37(d) is modified as follows:

                                                1.37(d)QQ              Benefit Service

(a)                                  The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i)                                     Benefit Service Prior to August 1, 2002:  None.

(ii)                                  Benefit Service From and After August 1, 2002:  In accordance with the provisions of Section 1.37(d).

E.             Section 1.37(f) is modified as follows:

                                                1.37(f)QQ               Eligibility Year of Service

(a)                                  A Participant’s Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i)                                     Service Prior to August 1, 2002:  An Employee’s period(s) of employment with CenturyTel, Inc. prior to August 1, 2002, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii)                                  Service From and After August 1, 2002:  In accordance with the provisions of Section 1.37(f).

(iii)                               Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment No. 2 to ALLTEL Corporation Pension Plan (January 1, 2001 Restatement) to be executed on this 14 day of March, 2003.

ALLTEL CORPORATION

By:	/s/ Scott T. Ford
	Title:	President & CEO